IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SPDR® Series Trust

Supplement Dated January 25, 2010
to the
Prospectus Dated October 31, 2009
and to the
Statement of Additional Information (“SAI”)
Dated October 31, 2009, as supplemented

SPDR® Barclays Capital Convertible Bond ETF

Effective April 1, 2010, the name of the SPDR® Barclays Capital Convertible Bond ETF (the “Fund”) will change to “SPDR® Barclays Capital Convertible Securities ETF”. Accordingly, all references to the Fund appearing in the Prospectus and SAI will change to “SPDR® Barclays Capital Convertible Securities ETF”. Also, with respect to the Fund, any related references in the Prospectus and SAI to “convertible bonds” or “bonds” will change to “convertible securities” or “securities”, respectively, where appropriate in the context.

Also effective April 1, 2010, the first sentence of the Fund’s investment restriction appearing as item number 14 on page 41 of the SAI will change to read as follows:

With respect to the SPDR Barclays Capital Convertible Securities ETF, invest, under normal circumstances, less than 80% of its assets in convertible securities.

It is expected that the change to the investment restriction will not change the manner in which the Fund is managed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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